Exhibit 99.1

Report of Independent Accountants

To the Members of SLK LLC:

In our opinion, the accompanying consolidated statement of financial condition and the related consolidated statements of income, changes in members’ equity and cash flows present fairly, in all material respects, the financial position of SLK LLC and Subsidiaries (the “Company”) at September 30, 1999, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York
January 12, 2001

SLK LLC and SUBSIDIARIES
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
September 30, 1999
(in thousands)

Assets:

Cash	$31,806

Cash and securities deposited with clearing organizations or segregated in compliance with Federal regulations	2,333,963

Securities purchased under agreements to resell	1,145,092

Securities borrowed	7,388,171

Receivable from brokers and dealers	897,417

Receivable from customers	3,526,257

Securities owned —at market value	5,035,042

Exchange memberships owned —at cost (market value $31,256)	14,047

Other assets	319,012

Total assets	$20,690,807

Liabilities and Members’ Equity:

Borrowings from banks and other financial institutions	$861,900

Securities sold under agreements to repurchase	976,290

Securities loaned	7,245,756

Payable to brokers and dealers	825,985

Payable to customers	6,269,626

Securities sold, but not yet purchased —at market value	2,563,784

Accrued expenses and other liabilities	324,479

Long-term borrowings	102,751

Liabilities subordinated to claims of general creditors	396,513

19,567,084

Commitments and contingencies

Members’ equity	1,123,723

Total liabilities and members’ equity	$20,690,807

The accompanying notes are an integral part of the consolidated financial statements.

SLK LLC and SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME
for the fiscal year ended September 30, 1999
(in thousands)

Revenues:

Commissions, clearance and floor brokerage	$444,196

Net gain from principal transactions	800,332

Interest and dividends	917,703

Other revenues	15,080

Total revenues	2,177,311

Interest and dividend expense	863,207

Revenues, net of interest and dividend expense	1,314,104

Expenses:

Employee compensation and benefits	362,007

Brokerage, clearance and exchange fees	135,800

Communications	19,250

Data processing and equipment rental	48,730

Depreciation and amortization	18,958

Printing, postage and office supplies	12,223

Professional fees	17,353

Rent and occupancy	24,620

Other expenses	24,753

Total expenses	663,694

Pre-tax income	650,410

Provision for taxes (UBT and corporate subsidiary)	49,158

Net income	$601,252

The accompanying notes are an integral part of the consolidated financial statements.

SLK LLC and SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS' EQUITY
for the fiscal year ended September 30, 1999
(in thousands)

Members’ equity —beginning of period	$707,721

Net income	601,252

Net withdrawals	(185,250)

Members’ equity —end of period	$1,123,723

The accompanying notes are an integral part of the consolidated financial statements.

SLK LLC and SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
for the fiscal year ended September 30, 1999
(in thousands)

Cash flows from operating activities:

Net income		$601,252

Adjustments to reconcile net income to net cash used in operating activities:

Depreciation and amortization	$18,958

Gain on sales of exchange memberships owned	(5,929)

(Increase) in operating assets:

Cash and securities deposited with clearing organizations or segregated in

compliance with Federal regulations	(558,856)

Securities purchased under agreements to resell	(759,494)

Securities borrowed	(1,617,707)

Receivable from brokers and dealers	(171,737)

Receivable from customers	(608,678)

Securities owned	(731,522)

Other assets	(687)

Increase in operating liabilities:

Securities sold under agreements to repurchase	420,290

Securities loaned	700,745

Payable to brokers and dealers	541,647

Payable to customers	893,755

Securities sold, but not yet purchased	849,521

Accrued expenses and other liabilities	117,719

Total adjustments		(911,975)

Net cash used in operating activities		(310,723)

Cash flows from financing activities:

Net increase in borrowings from banks and other financial institutions	369,200

Net increase in long-term borrowings	27,406

Additions to subordinated liabilities	465,300

Repayments of subordinated liabilities	(251,066)

Net members’ withdrawals	(185,250)

Net cash provided by financing activities		425,590

Cash flows from investing activities:

Purchase of exchange memberships	(14,146)

Proceeds from sales of exchange memberships	18,404

Purchase of intangible assets	(81,980)

Purchases of long-lived assets	(19,026)

Net cash used in investing activities		(96,748)

Net increase in cash		18,119

Cash at beginning of period		13,687

Cash at end of period		$31,806

Supplemental disclosure of cash flow information:

Cash paid for interest		$831,145

Supplemental disclosure for noncash operating activities:

Securities sold, but not yet purchased and other assets decreased $37,388 due to a reduction in securities pledged collateralizing securities sold under agreements to repurchase without the right of substitution.

Supplemental disclosure for noncash financing activities:

Secured demand notes receivable decreased $10,000 with a corresponding reduction to subordinated liabilities.

The accompanying notes are an integral part of the consolidated financial statements.

SLK LLC and SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

      SLK LLC is a limited liability company. It is the sole general partner of Spear, Leeds & Kellogg, L.P. (“SLK”), a registered broker-dealer and futures commission merchant. The consolidated financial statements include the accounts of SLK LLC and its wholly owned subsidiaries (collectively, the “Company”). All material intercompany transactions and balances have been eliminated.

      Customers’ securities transactions are recorded on a settlement date basis, which is generally three business days after trade date, with related revenues and expenses recorded on a trade date basis. All other securities transactions and related revenues and expenses are recorded on a trade date basis.

      Securities owned or sold, but not yet purchased, and contractual commitments arising pursuant to futures, forwards, equity swaps and other derivative contracts are recorded at market value, with unrealized gains and losses reflected in income.

      Securities purchased under agreements to resell (“reverse repurchase agreements”) and sold under agreements to repurchase (“repurchase agreements”) are treated as collateralized financing transactions and are recorded at their contracted resale or repurchase amounts plus accrued interest. It is the Company’s policy to take possession of securities with a market value equaling the principal amount loaned plus accrued interest in order to collateralize reverse repurchase agreements. Similarly, the Company is required to provide securities to counterparties in order to collateralize repurchase agreements. The Company monitors the market value of collateral daily, with additional collateral obtained or refunded as appropriate. At September 30, 1999, cash and securities deposited with clearing organizations or segregated in compliance with Federal regulations included $1,940,334,000 of securities purchased under agreements to resell, of which $114,980,000 were on deposit and $1,825,354,000 were segregated.

      Securities borrowed and securities loaned are recorded at the amount of cash collateral advanced or received. Securities borrowed transactions require the Company to deposit cash, letters of credit or other collateral with the lender. With respect to securities loaned, the Company receives collateral in the form of cash or other collateral. The amount of collateral required to be deposited for securities borrowed or received for securities loaned is an amount generally in excess of the market value of the applicable securities. The Company monitors the market value of securities borrowed and loaned daily, with additional collateral obtained or refunded as appropriate.

      Substantially all of the Company’s assets and liabilities are carried at fair value or contracted amounts which approximate fair value. Assets, which are recorded at contracted amounts approximating fair value, consist largely of short-term secured receivables. Similarly, the Company’s short-term liabilities are recorded at contracted amounts approximating fair value. These instruments generally have variable interest rates and short-term maturities, and, accordingly, are not materially affected by changes in interest rates. The carrying amount of subordinated liabilities closely approximates fair value based upon market rates of interest available to the Company. For discussion of the Company’s financial instruments with off-balance-sheet risk see Note 8.

      The consolidated financial statements are prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

SLK LLC and SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS —(Continued)

      Federal income taxes have not been provided on the profits of the Company, as the members are individually liable for their own tax payments. Unincorporated business taxes on the profits of the Company and corporate taxes on the profits of certain subsidiaries have been provided for in the consolidated financial statements.

Accounting Developments

      In June 1998, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 133, “Accounting for Derivative Instruments and Hedging Activities” (“SFAS 133”). In June 1999, the FASB issued SFAS No. 137, “Accounting for Derivative Instruments and Hedging Activities — Deferral of the Effective Date of FASB Statement No. 133” (“SFAS 137”), which postponed the effective date of SFAS 133 to all fiscal quarters of all fiscal years beginning after June 15, 2000.

      SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively, “derivatives”), and for hedging activities. SFAS 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial condition and measure those instruments at fair value. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting designation. We intend to adopt the provisions of SFAS 133 in our fiscal year ending September 30, 2001 and are currently assessing its effect.

Note 2. Securities Owned and Sold, But Not Yet Purchased

      Securities owned and securities sold, but not yet purchased, consisted of the following, at market value:

		Sold, But Not Yet
	Owned	Purchased

United States government and agency	$902,196,000	$388,548,000

Corporate debt	350,273,000	303,479,000

Corporate equity	3,290,662,000	1,496,867,000

Options	491,911,000	374,890,000

	$5,035,042,000	$2,563,784,000

      At September 30, 1999, cash and securities deposited with clearing organizations or segregated in compliance with Federal regulations included $149,418,000 of U.S. government securities owned, of which $128,548,000 were on deposit and $20,870,000 were segregated. Securities sold, but not yet purchased represent obligations of the Company to deliver the specified security at the contracted price, and thereby create a liability to repurchase the security in the market at prevailing prices. Accordingly, these transactions result in off-balance-sheet risk as the Company’s ultimate obligation to satisfy the sale of securities sold, but not yet purchased may exceed the amount recognized in the consolidated financial statements. The average monthly market value of options held and options written for the fiscal year ended September 30, 1999, all of which are held or written for trading purposes, were $397,492,000 and $357,372,000, respectively. For discussion of the Company’s financial instruments with off-balance-sheet risk see Note 8.

Note 3. Borrowings from Banks and Other Financial Institutions

      The Company had obtained short-term borrowings of $861,900,000 at rates generally negotiated at the time of the transactions and reflecting market interest rates. As of September 1999, the weighted average interest rate for short-term borrowings was 5.98%. These borrowings were collateralized primarily by securities valued at $970,362,000, of which $445,759,000 were owned by customers.

      At September 30, 1999, no amount was borrowed under a $75,000,000 revolving subordinated agreement which matures in September 2001 and bears interest at the lender reference rate. The agreement is conditional upon an individual subsidiary satisfying certain financial, reporting and other covenants, including the maintenance of certain levels of tangible net worth, as defined, and regulatory capital that the subsidiary monitors daily. At September 30, 1999, the subsidiary was in compliance with all of the covenants.

Note 4. Commitments and Contingencies

      At September 30, 1999, the Company was contingently liable for unsecured letters of credit of $316,376,000 and letters of credit of $241,116,000 collateralized primarily by securities valued at $347,799,000, of which $229,034,000 were owned by customers. The letters were principally used to satisfy deposit requirements with clearing organizations and others.

SLK LLC and SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS —(Continued)

      The Company is obligated under various lease commitments for office space and equipment. At September 30, 1999, minimum annual rentals under these leases were $28,492,000, $24,782,000, $20,591,000, $13,454,000 and $10,378,000 for the fiscal years ending September 30, 2000 through 2004, respectively, with further commitments through fiscal 2009 aggregating $22,344,000. Certain of the leases contain renewal options and provisions for rent escalations based on increased costs incurred by the lessor.

      At September 30, 1999, the Company was involved in certain legal proceedings arising in the ordinary course of business. In the opinion of management, after consultation with counsel, these proceedings will not result in any material adverse effect on the Company’s financial position.

      At September 30, 1999, the Company was a guarantor for $19,953,000 under bank loans made to purchase exchange memberships.

Note 5. Long-Term Borrowings

      At September 30, 1999, long-term borrowings included $65,000,000 under a term loan agreement —$25,000,000 bearing interest at a rate of 8.16% with a bullet maturity in December 2002 and $40,000,000 bearing interest at a rate of 8.37% with a bullet maturity in December 2004.

      At September 30, 1999, SLK had $20,000,000 outstanding under a non-recourse agreement bearing interest at a rate of 7.18% maturing November 2002 and collateralized by certain equipment of the Company. Also at September 30, 1999, a subsidiary of SLK had outstanding a total of $17,751,000 in other subordinated loan agreements, all bearing interest at a rate of 8%. The maturity of these loans is $5,883,000, $6,355,000 and $5,513,000 for the fiscal years ending September 30, 2001 through 2003.

Note 6. Subordinated Liabilities

      During the fiscal year ended September 30, 1999, SLK borrowed a total of $200,000,000 under the terms of a Note Purchase Agreement — $140,000,000 of Series A Senior Subordinated Notes bearing an interest rate of 7.45% and maturing September 2004, $20,000,000 of Series B Senior Subordinated Notes bearing an interest rate of 7.59% and maturing September 2006 and $40,000,000 of Series C Senior Subordinated Notes bearing an interest rate of 7.67% and maturing September 2009, all of which was outstanding at September 30, 1999. The agreement subjects the Company to certain financial, reporting and other covenants, including the maintenance of certain levels of tangible net worth, as defined, and regulatory capital, that the Company monitors daily. At September 30, 1999, the Company was in compliance with all of the covenants.

      SLK has a revolving senior subordinated loan agreement, which ranks equally with the claims of the Company’s Series A, Series B and Series C Senior Subordinated Notes discussed above, whereby it can borrow up to $100,000,000, none of which was borrowed at September 30, 1999. This loan agreement is conditional upon the Company satisfying certain financial, reporting and other covenants, including the maintenance of certain levels of tangible net worth, as defined, and regulatory capital, that the Company monitors daily. At September 30, 1999, the Company was in compliance with all of the covenants.

      As of September 30, 1999, SLK borrowed $196,513,000 under other subordinated loan agreements, of which $89,625,000 was pursuant to secured demand note collateral agreements. The maturities of these loans were $4,396,000, $93,099,000, $31,010,000, $56,626,000, and $5,475,000 for the fiscal years ending September 30, 2000 through 2004, respectively, and $5,907,000 thereafter. Of these loans, $101,050,000 have been borrowed from related individuals or entities. The subordinated liabilities are all includable in SLK’s regulatory capital, and can be

SLK LLC and SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS —(Continued)

repaid only if, after giving effect to such repayment, SLK meets the Securities and Exchange Commission’s capital regulations. For the fiscal year ended September 30, 1999, total interest of $17,329,000 was expensed for these subordinated liabilities.

Note 7. Net Capital Requirement

      As a registered broker-dealer and futures commission merchant, SLK is subject to Rule 15c3-1 of the Securities and Exchange Commission and Rule 1.17 of the Commodity Futures Trading Commission, which specify uniform minimum net capital requirements, as defined, for their registrants. In computing its net capital, SLK has elected to use the alternative net capital method permitted by Rule 15c3-1. At September 30, 1999, SLK had net capital of $532,140,000, which exceeded requirements of $25,283,000 by $506,857,000. Certain of SLK’s subsidiaries are also subject to Rule 15c3-1 and Rule 1.17, all of which were in compliance at September 30, 1999. SLK and certain of its subsidiaries are also subject to additional regulatory requirements of exchanges of which they are members. At September 30, 1999, these requirements were greater than the minimum requirements under Rule 15c3-1. SLK’s net capital included a reduction for the capital invested in each subsidiary to satisfy any applicable requirements. At September 30, 1999, each entity was in compliance with their respective exchange requirements.

Note 8. Financial Instruments

      In connection with its proprietary trading activities, the Company enters into transactions in a variety of derivative financial instruments in order to reduce its exposure to market, currency and interest rate risk. These derivative instruments include futures, forwards, swap and option contracts. Generally, derivative financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specific dates or to exchange payment streams. The Company’s net gain from principal transactions of $800,332,000 primarily consisted of equity trading inclusive of derivatives and, to a lesser extent, fixed income and other trading activity.

      Derivative financial instruments contain varying degrees of off-balance-sheet risk whereby changes in the level or volatility of market values of the underlying securities or commodities may result in changes in the value of the financial instruments in excess of the amounts currently reflected in the consolidated financial statements. The Company attempts to minimize its exposure to market risk through the use of various hedging strategies and analytical monitoring techniques. In many cases, the use of derivative financial instruments serves to modify or offset market risk associated with other transactions and, accordingly, serves to decrease the Company’s overall exposure to market risk. Additionally, these financial instruments expose the Company to credit risk arising from the potential inability of counterparties to perform under the terms of the contracts. The Company has controls in place to monitor credit exposure by limiting transactions with specific counterparties and assessing the future creditworthiness of counterparties. The Company also seeks to control credit risk by following an established credit approval process, monitoring credit limits, and requiring additional collateral where appropriate.

SLK LLC and SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS —(Continued)

      The notional or contract amounts of derivative financial instruments, which are not included in the consolidated financial statements, represent the extent of the Company’s involvement in the particular class of financial instrument and does not reflect the Company’s risk of loss due to market risk or counterparty nonperformance. The Company’s exposure to credit risk associated with counterparty nonperformance is limited to the amounts reflected in the Company’s consolidated financial statements.

      A summary (in millions) of the Company’s contract or notional amount of financial instrument commitments is: forward and futures contracts commitments to purchase, $331; forward and futures contracts commitments to sell, $1,702; options held on securities and stock indices, $3,471; options written on securities and stock indices, $2,808 and equity and interest rate swap agreements purchased, $48.

      The Company’s customer activities involve the execution, settlement and financing of various customer securities and commodities transactions. Customer securities activities are transacted on either a cash or margin basis and customer commodity transactions are generally transacted on a margin basis subject to individual exchange regulations. In connection with these activities, the Company executes and clears customer transactions involving the sale of securities not yet purchased and the writing of option contracts. These transactions may expose the Company to off-balance-sheet risk in the event the customer is unable to fulfill its contracted obligations and margin requirements are not sufficient to fully cover losses which customers may incur. In the event the customer fails to satisfy its obligations, the Company may be required to purchase or sell financial instruments at prevailing market prices in order to fulfill the customer’s obligations.

      The Company seeks to control the risks associated with its customer activities by requiring customers to maintain margin collateral in compliance with various regulatory and internal guidelines. The Company monitors required margin levels daily and, pursuant to such guidelines, requires the customers to deposit additional collateral or reduce positions, when necessary. The Company also establishes credit limits for customers engaged in commodity futures activities, which are monitored daily. The Company’s customer financing and securities settlement activities may require the Company to pledge customer securities as collateral in support of various secured-financing sources such as bank loans, securities loaned and repurchase agreements and to satisfy margin deposits of various exchanges. In the event the counterparty is unable to meet its contracted obligation to return customer securities pledged as collateral, the Company may be exposed to the risk of acquiring the securities at prevailing market prices in order to satisfy its customer obligations. The Company controls this risk by monitoring the market value of securities pledged daily and by requiring adjustments of collateral levels in the event of excess market exposure. Additionally, the Company establishes credit limits for such activities and monitors compliance daily.

      As a securities broker and dealer, the Company is engaged in various securities trading and brokerage activities servicing a diverse group of corporate, institutional and individual investors. A substantial portion of the Company’s transactions is collateralized and is executed with and on behalf of other financial institutions. The Company’s exposure to credit risk associated with the nonperformance of these customers in fulfilling their contractual obligations pursuant to securities and commodities transactions can be directly impacted by volatile trading markets which may impair the customers’ ability to satisfy their obligations to the Company. The Company attempts to minimize credit risk associated with these activities by monitoring customer credit exposure and collateral values daily and requiring additional collateral to be deposited with or returned to the Company when deemed necessary.

      A significant portion of the Company’s securities activities includes clearing transactions for specialists, market-makers, risk arbitrageurs, managed funds and other professional traders. Due to the nature of their operations, which may include a significant level of margin lending and involve short sales and option writing, the Company may have significant credit exposure due to the potential inability of these customers to meet their commitments. The Company seeks to control this risk by monitoring margin collateral levels daily for compliance with both

SLK LLC and SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS —(Continued)

regulatory and internal guidelines and requesting additional collateral where necessary. Additionally, in order to further control this risk, the Company has developed computerized risk control systems which analyze the customer’s sensitivity to major market movements. Where deemed necessary, the Company will require the customer to deposit additional margin collateral or reduce positions, if it is believed that the customer’s activities may be subject to above-normal market risks.

Note 9. Employee Benefit Plans

      The Company has noncontributory profit-sharing and retiree medical plans covering substantially all full-time employees. The profit-sharing plan is funded as of each December 31 from current contributions, which are made at the Company’s discretion. Contributions to the retiree medical plan are made at the Company’s discretion. Substantially all of the Company's employees are covered by discretionary profit-sharing plans and/or 401(k) plans. All obligations under these plans are currently funded. The Company’s expense for these plans totaled $22,261,000 for the fiscal year ended September 30, 1999.